UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 19, 2008
                                                 -------------------------------


                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)


Pennsylvania                            000-29709                   23-3028464
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


271 Main Street, Harleysville, Pennsylvania                             19438
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (215) 256-8828
                                                   -----------------------------


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           ---------------------------------------------------------------------
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
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(e) On November  19,  2008,  the Boards of  Directors  of  Harleysville  Savings
Financial Corporation (the "Company" or the "Registrant") and Harleysville Saving Bank (the "Bank") approved the amendment and restatement of the following employment agreement and stock benefit plans:

         o the Company's and the Bank's employment agreement entered into with Ronald B. Geib, President and Chief Executive Officer of the Company and the Bank (the "Employment Agreement");

         o  the Company's 2000 Stock Option Plan; and

         o  the Company's 2005 Stock Option Plan.

         The above Employment Agreement and stock benefit plans were amended and restated in order to comply with final regulations issued by the Internal Revenue Service under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). Section 409A of the Code governs the deferral of compensation where the director, officer or employee has a legally binding right to compensation that is payable in a future year. Section 409A imposes new requirements with respect to deferral elections, payment events and payment elections.

         In addition, the Employment Agreement was amended to delete a provision that would reimburse Mr. Geib for tax on payments that would constitute "excess parachute payments" under the Code. The Employment Agreement now provides that severance payments will be reduced to the extent necessary so that there are no "parachute payments" under the Code. As a result, Mr. Geib will no longer be subject to excise taxes on his severance payments, and the Company will no longer be required to reimburse Mr. Geib for such taxes.

         For additional information, reference is made to the amended agreements and plans included as Exhibits 10.1 through 10.3 hereto, which are incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

(c)      The following exhibits are included with this Report:

         Exhibit No.       Description
         -----------       -----------
         10.1              Amended and  Restated  Employment  Agreement  between
                           Harleysville    Savings    Financial     Corporation,
                           Harleysville Savings Bank and Ronald B. Geib, dated as of November 18, 2008

         10.2 Harleysville Savings Financial Corporation Amended and Restated 2000 Stock Option Plan

         10.3 Harleysville Savings Financial Corporation Amended and Restated 2005 Stock Option Plan

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      HARLEYSVILLE SAVINGS FINANCIAL CORPORATION


                                      By:  /s/Brendan J. McGill
                                           -----------------------------------
                                      Name:  Brendan J. McGill
                                      Title: Senior Vice President and
                                               Chief Financial Officer

Date:  November 21, 2008